                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              ---------------------


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):  January 16, 2002 (January 15,
                                                   2002)


                          HARRAH'S ENTERTAINMENT, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                     1-10410                 62-1411755
 (State or other jurisdiction       (Commission              (I.R.S. Employer
      of incorporation)              File Number)            Identification No.)


      ONE HARRAH'S COURT
      LAS VEGAS, NEVADA                                     89119
(Address of Principal Executive Offices)                  (Zip Code)



                                  (702) 407-6000
                 ----------------------------------------------
              (Registrant's telephone number, including area code)


                  ---------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS

      On January 15, 2002, Harrah's Entertainment, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99(1) and incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (c)   Exhibits

              99(1) Text of press release, dated January 15, 2002, of the
                    Registrant.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    HARRAH'S ENTERTAINMENT, INC.


Date: January 16, 2002              By:  /s/ Brad L. Kerby
                                       -----------------------------------
                                       Name:  Brad L. Kerby
                                       Title: Vice President, Corporate
                                              Counsel, and Secretary